UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CANDELA CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 9, 2009, Candela Corporation (“Candela”) provided the following memorandum to its employees in connection with its reaching an agreement with Syneron Medical Ltd., a company organized under the laws of the State of Israel (“Syneron”), to combine Candela and Syneron through the merger of Syneron Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of Syneron, with and into Candela on the terms and subject to the conditions of an agreement and plan of merger, dated as of September 8, 2009:

MEMORANDUM

Date:	September 9, 2009

To:	Worldwide Employees

From:	Jerry Puorro

Subject:	Worldwide Employee Conference Call & Webcast

All, Good morning.

Earlier this morning, Candela issued a press release announcing a merger with Syneron. I am very enthusiastic about this merger for our customers, employees and shareholders. This merger is a defining moment in the coming of age of the aesthetic device industry. This combination of companies creates an industry global leader with the critical mass, product portfolio, culture of innovation and financial strength required to succeed in the current market environment. I believe this is a great development for all of you as highly valued employees.

I along with Mr. Louis Scafuri, Syneron’s CEO, will be hosting a live meeting/presentation and conference call this morning at 11:00 a.m. EDT in Wayland to give you an overview on the merger and answer any and all questions you may have. All employees worldwide are invited and encouraged to attend in person, or by phone. For those of you who are not in Wayland, you can view a live webcast of the meeting by clicking on the link http://www.visualwebcaster.com/event.asp?id=61939. You may also call into the meeting with the dial-in numbers given below to simply listen, or to ask a question at the end of the presentation. No replay of the video or audio will be available.

For Wayland employees, please note that the Candela Wayland phone system has a total of 41 incoming and outbound lines. In order to accommodate all of our employees being on the call, and still allow some free lines for business calls coming into the Company, I ask that local employees, who are comfortable in doing so, participate in the call in one of the “group locations” in Conference Room A, Conference Room B, the Cafeteria, the Engineering Conference Room, or the Finance Conference Room in Building 2. Speaker phones and live video will be provided in each of those locations, with the actual meeting taking place in the cafeteria. You may also call in from your own cell phones or other remote locations with no problem.

I look forward to your participation in these exciting events, and to answering your questions, and taking your comments. Thank you.

Jerry

Dial-in information for Worldwide Employee Conference Call, September 9, 11:00 A.M. (EDT)

Please plan to call at least 5-10 minutes prior to the start time, as the operator will need to register participants dialing in. Each caller will be given an anonymous line number, and should you queue in to ask a question, you will be referred to by your line number only. At no time, will you be asked to give your name. However, if you wish to, you may voluntarily identify yourself prior to asking your question.

From inside the U.S.:	Call 866-793-1308
From outside the U.S.:	Call 703-639-1310
Conference Call ID:	1394792

Lastly, if you have any questions regarding this call, or any of the above items, please contact Rhonda Lally on extension [xxx] in Wayland, or at 508-358-[xxxx].

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the combination of Syneron Medical Ltd. and Candela Corporation pursuant to an Agreement and Plan of Merger (the “Merger”), Syneron Medical Ltd. will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a proxy statement of Candela Corporation and a prospectus of Syneron Medical Ltd. and other relevant materials in connection with the proposed transactions. Candela Corporation will file the same proxy statement/prospectus with the SEC as well as mail it to Candela Corporation stockholders. Candela Corporation and Syneron Medical Ltd. urge investors and security holders to read the proxy statement/prospectus and the other relevant material when they become available because these materials will contain important information about Candela Corporation, Syneron Medical Ltd. and the proposed transaction. The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, free copies of the documents filed with the SEC by Candela Corporation will be available on the investor relations portion of Candela Corporation’s website at www.candelalaser.com. Free copies of the documents filed with the SEC by Syneron Medical Ltd. will be available on the investor relations portion of Syneron Medical Ltd.’s website at www.syneron.com. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Candela Corporation in connection with the Merger. Information about those executive officers and directors of Candela Corporation and their ownership of Candela Corporation common stock is set forth in Candela Corporation’s proxy statement, which was filed with the SEC on November 12, 2008 and is supplemented by other public filings made, and to be made, with the SEC. Information about those executive officers and directors of Syneron Medical Ltd. is set forth in Syneron Medical Ltd.’s Annual Report on Form 20-F for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 24, 2009 and is supplemented by other public filings made, and to be made, with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors in the Merger by reading the proxy statement/prospectus and the other filings and documents referred to above.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between Candela Corporation and Syneron Medical Ltd., including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Candela Corporation and Syneron Medical Ltd., the benefits of the proposed combination, the future financial performance of Syneron Medical Ltd. after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,”

“anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Candela Corporation and Syneron Medical Ltd. to satisfy the closing conditions and consummate the transaction, including obtaining the approval of the transaction by Candela Corporation’s stockholders; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that disruptions from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in Candela Corporation and Syneron Medical Ltd.’s most recent Annual Report on Form 10-K and Form 20-F, respectively, as well as the other factors described in the filings that Candela Corporation and Syneron Medical Ltd. make with the SEC from time to time. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Candela Corporation and Syneron Medical Ltd.’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this document reflect the expectations and beliefs of Candela Corporation and/or Syneron Medical Ltd. as of the date of this document. Candela Corporation and Syneron Medical Ltd. anticipate that subsequent events and developments will cause their expectations and beliefs to change. However, while Candela Corporation and Syneron Medical Ltd. may elect to update these forward-looking statements publicly in the future, they specifically disclaims any obligation to do so. The forward-looking statements of Candela Corporation and/or Syneron Medical Ltd. do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken. These forward-looking statements should not be relied upon as representing Candela Corporation or Syneron Medical Ltd.’s views as of any date after the date of this document.